Exhibit 99.2

©2021 Marinus Pharmaceuticals. All Rights Reserved I Corporate Presentation November 2021

Safe Harbor Statement

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "expect", "anticipate", "estimate", "intend", "believe", and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our expected revenue and operating expenses for 2021; our clinical development plans for ganaxolone; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding regulatory communications and submissions; our commercialization plans and the expected timing thereof; expectations regarding our agreement with BARDA; expectations regarding our collaboration with Orion corporation; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to the risk that the timing of FDA's review of the NDA will be delayed; the risk that the FDA will require additional clinical trials or data; any delays in review of the NDA submission by the FDA for any reason, including the COVID-19 pandemic; the timing of regulatory filings, including the timing of filing the ganaxolone MAA with the EMA; the potential that regulatory authorities, including the FDA and EMA, may not grant or may delay approval for our product candidate; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidate; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our or our collaborators' ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidate; the size and growth potential of the markets for our product candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support its clinical development programs; our ability to develop sales and marketing capabilities, whether alone or with potential future collaborators; the rate and degree of market acceptance of our product candidates; the potential for Orion to breach the collaboration or terminate the agreement in accordance with its terms; the potential for Orion to recoup a percentage of the upfront fee depending on the additional pre-clinical testing expected to be completed in Q1 2022; the effect of the COVID-19 pandemic on our business, the medical community, regulators and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidate. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.

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©2021 Marinus Pharmaceuticals. All Rights Reserved
2

Building Upon A Strong Foundation and Differentiated Product Profile To Achieve Long-term Value Creation

Growth & Expansion
- Explore Unmet Medical Need in Rare Epilepsies and Acute Neurological Indications

Evolving to Commercial
- Building Strong Commercial Infrastructure
- Strategic Collaborations
- Expanding Global Footprint

Differentiated & Demonstrated Proof Points
- Compelling Therapeutic Profile & Differentiated MOA
- Clinical Validation With CDKL5
- >1900 Patients Treated in Multiple Indications
- Route of Administration Flexibility

Broad Therapeutic Use Within Epilepsy
- IV
- Oral
- Second Generation Formulation

Ganaxolone (GNX)

GNX is a positive allosteric $GABA_A$ receptor modulator with a well-defined MOA designed to treat patients suffering from seizure disorders. GNX is designed to modulate both synaptic and extrasynaptic $GABA_A$ receptors to calm over-excited neurons

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©2021 Marinus Pharmaceuticals. All Rights Reserved
3

Ganaxolone Development Pipeline

GANAXOLONE Administered		Preclinical	Phase 1 Seizure Disorders	Phase 2	Phase 3	Anticipated Milestones	Designations FDA	Designations EMA
Oral Suspension	CDKL5 Deficiency Disorder *Marigold Study*					PDUFA date March 2022 MAA filing validation Q4 2021	ODD RPD	ODD
Intravenous Clinical Development	Refractory Status Epilepticus *RAISE Trial*					Data 2H 2022	ODD	
Oral Suspension	Tuberous Sclerosis Complex *TrustTSC Trial*					First patient enrolled Q1 2022 Topline data 1H 2024	ODD	ODD
Intravenous Clinical Development	Refractory Status Epilepticus *RAISE II Trial*					First patient enrolled 1H 2022	ODD	
Intravenous Clinical Development	Established Status Epilepticus *RESET Trial*					First patient enrolled 1H 2022 Data mid-2023	ODD	
Oral Suspension (Second Generation Formulation)	Second Generation Formulation / Lennox-Gastaut Syndrome					Ph1 reformulation work to begin Q1 2022 LGS Ph2 trial to begin 2H 2022		

Ongoing trial

Planned future trial

Proposed future trial

ODD: Orphan Drug Designation
RPD: Rare Pediatric Disease Designation

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©2021 Marinus Pharmaceuticals. All Rights Reserved
| 4

Orphan Epilepsy Oral Ganaxolone Franchise

Building an Oral Ganaxolone Franchise

- **Clinical data from the Marigold study in CDD highlight the potential for ganaxolone in treatment-resistant rare epilepsies**
  - Pharmacokinetic-pharmacodynamic data suggest opportunities for formulation R&D

CDKL5 Deficiency Disorder

- Genetically-defined rare epilepsy
- Generalized seizures

NDA filing accepted with priority review; PDUFA date March 2022

Tuberous Sclerosis Complex

- Genetically-defined rare epilepsy
- Focal seizures (primarily)

Phase 3 initiation Expected Q1 '22

Lennox-Gastaut Syndrome*

*Planned indication

- Phenotypically-defined rare epilepsy
- Treatment-refractory, polypharmacy

Phase 2 planning with new formulation

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©2021 Marinus Pharmaceuticals. All Rights Reserved | 6

CDKL5 Deficiency Disorder “CDKL5 is painful. It’s a hard, sad at times, thing that we face. When you have a relationship with people like Marinus and their researchers, you are able to help be a driving force behind that work. - Karen Utley, Mother to Samantha, President of International Foundation for CDKL5 Research

CDKL5 Deficiency Disorder (CDD)

Cause	• Mutation of the cyclin-dependent kinase-like 5 (CDKL5) gene, located on the X chromosome
Symptoms	• Early-onset, treatment refractory seizures, & severe neuro-developmental delay • Most can't walk, talk or care for themselves • Suffer from scoliosis, visual impairment, gastrointestinal difficulties & sleeping disorders
Incidence	• 1:40,000 live births[1]; approx. 75-100 newborns in each of the U.S. and EU5 • Predominantly affects females • Genetic testing available • Orphan Disease
Treatments	• No disease-specific treatments are approved
Rationale	• Potential GABAergic dysfunction, achieved Primary endpoint in Marigold Phase 3 study

[1]Symonds JD 2019 Brain

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©2021 Marinus Pharmaceuticals. All Rights Reserved | 8

Completed Global Phase 3 Trial Design

Marigold Study
CDKL5 Deficiency Disorder


Historical Control
8 weeks
Baseline
6 weeks
Titration
4 weeks
Maintenance
13 weeks
Titration
4 weeks
Open-Label Phase
Double-Blind Phase
Open-Label Phase

- **Trial Details**
  - Evaluated the use of oral ganaxolone in children and young adults
  - Global, double-blind, placebo-controlled, clinical trial enrolled 101 patients between the ages of 2 and 19 with a confirmed disease-related *CDKL5* gene variant
  - Ages 2-19, ≥16 major motor seizures/month; up to 4 concomitant AEDs
- **Endpoints**
  - Primary endpoint of the trial was percent change in 28-day major motor seizure frequency *
  - Non-seizure secondary outcome measures: Behavioral/neuropsychiatric changes correlated with domains of attention & sleep

* Major motor seizures were defined as bilateral tonic, generalized tonic-clonic, atonic/drop, bilateral clonic, or focal to bilateral tonic-clonic

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©2021 Marinus Pharmaceuticals. All Rights Reserved | 9

©2021 Marinus Pharmaceuticals. All Rights Reserved I 10 Ganaxolone Achieved Primary Efficacy Endpoint in Seizure Reduction and Secondary Endpoint for Seizure Severity Caregiver Global Impression of Change in Seizure Intensity / Duration (CGI - CSID) Ganaxolone Placebo 0 10 20 30 40 M e d i a n P e r c e n t R e d u c t i o n 2 8 - d a y F r e q u e n c y o f M a j o r M o t o r S e i z u r e s 30.7% 6.9% = 27.1% (47.9 - 9.6)* p = 0.0036** *Hodges-Lehman Estimate of Median Difference **Wilcoxon Rank-Sum Test

©2021 Marinus Pharmaceuticals. All Rights Reserved I 11 Ganaxolone’s Potential to Provide Durable Seizure Improvements in the Open Label Extension Seizures associated with CDD are often refractory to treatment with existing AEDs and improvements may be short - lived (<3 months) 1 Preliminary analysis* of the open - label extension (OLE) provides insights into the extended duration effects of ganaxolone (GNX) in CDD 1. M üller A, et al. Eur. J. Paediatr . Neurol. 2016 *Data as of February 24, 2021 Patients treated with ganaxolone for at least 12 months experienced a median 49.6% reduction in major motor seizure frequency Patients transitioning from placebo to ganaxolone demonstrated seizure frequency improvements No new safety findings emerged in the OLE to date Primary Endpoint (17 wks) 1-2 3-4 5-6 7-8 9-10 11-12 0 10 20 30 40 50 60 70 Time in OLE (Months) P e r c e n t R e d u c t i o n i n M e d i a n M a j o r M o t o r S e i z u r e F r e q u e n c y ( p e r 2 8 d a y s ) Ganaxolone Placebo (DB) Ganaxolone (OLE) Open-Label Ganaxolone 33.5% n=43 7.7% n=45 36.3% n=43 40.4% n=39 30.1% n=38 24.0% n=39 33.3% n=34 30.4% n=38 Placebo (DB) 30.7% n=49 6.9% n=51 38.8% n=34 32.8% n=34 46.5% n=22 53.8% n=26

©2021 Marinus Pharmaceuticals. All Rights Reserved I 12 Phase 3 Safety Summary Treatment Emergent Adverse Events (TEAE) Preferred Term Placebo (n=51) Ganaxolone (n=50) Any TEAE, n (%) 45 (88.2) 43 (86.0) Somnolence 8 (15.7) 18 (36.0) Pyrexia 4 (7.8) 9 (18.0) Upper Respiratory Tract Infection 3 (5.9) 5 (10.0) Constipation 3 (5.9) 3 (6.0) Salivary Hypersecretion 1 (2.0) 3 (6.0) Sedation 2 (3.9) 3 (6.0) Includes AEs that occurred >5% of subjects in ganaxolone arm and ganaxolone > placebo Preferred Term Placebo (n=51) Ganaxolone (n=50) Any Serious TEAE, n (%) 5 (9.8) 6 (12.0) Bronchitis 0 (0.0) 1 (2.0) Rhinovirus Infection 0 (0.0) 1 (2.0) Urinary Tract Infection 0 (0.0) 1 (2.0) Pneumonia Mycoplasmal 1 (2.0) 0 (0.0) Pneumonia Viral 1 (2.0) 0 (0.0) Respiratory Syncytial Virus Bronchiolitis 1 (2.0) 0 (0.0) Oxygen Saturation Decreased 0 (0.0) 1 (2.0) Food Refusal 0 (0.0) 1 (2.0) Pneumonia Aspiration 0 (0.0) 1 (2.0) Hypoxia 1 (2.0) 0 (0.0) Faecaloma 1 (2.0) 0 (0.0) Hypotonia 1 (2.0) 0 (0.0) Seizure 1 (2.0) 0 (0.0) Unresponsive to Stimuli 1 (2.0) 0 (0.0) Serious Treatment Emergent Adverse Events

CDD Commercial Preparedness

©2021 Marinus Pharmaceuticals. All Rights Reserved I CDD Commercial Strategic Launch Imperatives Establish Ganaxolone as central to comprehensive management of CDD Build foundational commercial infrastructure that enables scalability Establish Marinus as a trusted partner in the CDD community Develop comprehensive patient support model that ensures efficient and rapid access 14

Anticipated Commercial Launch Plan - CDD


NDA Filed
*Approval
*Launch
DEA Scheduling
Q3-Q4 '21
Q1-Q2 '22
Q3-Q4 '22
Marketing
Market Research
Disease State Awareness (DSA)
Branded Campaign Development
Sales
Targeting & Territory Maps
Field Team Training
Launch Meeting
Commercial Operations
Field Size & Structure
Commercial IT Infrastructure
Commercial Data Modeling
Market Access
Specialty Pharmacy On-boarded
Pricing
Initial Payer Engagement
Formulary Coverage
Supply Chain
Distribution Channel
Inventory Build
Product Ready for Sale

*Anticipated

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©2021 Marinus Pharmaceuticals. All Rights Reserved I U.S. Anticipated Launch Timeline - CDD CDD Targeted Launch June 2022* Commercial Launch Plan Execution End of 2022 ► Access: • Ganaxolone added to formulary in major commercial plans • State Medicaid Access • Execution of patient services ► Patient Conversion: • EAP & OLE patients' conversion to commercial product will be supported • Typical conversion can take 6 - 9 months ZTALMY logo subject to final FDA approval *Anticipated Timing and Outcomes EAP: Expanded Access Program OLE: Open Label Extension 16 ► Promotion: • Identify and enroll patients • Increase brand awareness • New commercial patient starts expected in Q4 ‘22

©2021 Marinus Pharmaceuticals. All Rights Reserved I Targeted Sales Force Team & Key Account Strategy - CDD CDD ‘A’ Accounts (40) • Largest # of patient claims • Early adopters • High influence CDD ‘B’ Accounts (47) • Large # of patient claims • Delayed adoption • High influence CDD ‘C’ Accounts (178) • Medium # of patient claims • Adoption of new therapies • Require targeted commercial effort CDD Centers of Excellence (8) • Included for in A & B accounts • Sponsored by International Foundation for CDKL5 • Coordinated multi - specialty effort to address entirety of burden of disease x Patient identification supported via strong genetic testing adoption Targeted & Efficient Sales Force Model x Key Accounts Identified x KOLs Identified Sales Team: 2 Area Directors, 16 Field Representatives Market Access: 2 Area Directors, 1 Director Government Access 17

Market Access Strategy: Optimize Access for Oral Suspension - CDD

Pricing & Reimbursement

- US/EU pricing research conducted – final pricing analysis underway; based and reflective of traditional symptomatic ultra orphan disease treatments
- Finalizing: government pricing; GTN* management; and state reporting requirements

Delivery & Patient Access

- Exclusive specialty pharmacy selection
- Compendia and licensure projects are underway
- Assessing patient support programs

Value Proposition & Health Economic Messaging

- Pre-approval information exchange materials to engage Payers
- Payer strategic agency selected
- Scientific affairs leading effort on burden of illness research

Customer Engagement

- CDD requires novel insights for alternative segmentation approaches
- Lean team structure – hiring in process
- Both commercial and Medicaid focused: 60% Medicaid & 40% commercial (80% of commercial lives are covered by 16 national and regional payers)
- Leverage new FDAMA-114 in Q4'21

*GTN: Gross to net

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18

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck , President & CEO of the Tuberous Sclerosis Alliance

Tuberous Sclerosis Complex (TSC)

Cause	• Defect or mutation of *TSC1* and/or *TSC2* genes
Symptoms	• Benign tumors, seizures, cognitive impairment, behavioral problems, skin abnormalities
Incidence **Prevalence**	• 1:6,000 live births • ~25K-40K refractory TSC patients in the U.S.*
Treatments	• Despite available treatments, continued unmet medical need
Mechanistic Rationale	• Potential neurosteroid deficiency[1] • Pathophysiology may involve GABAergic dysfunction

MARINUS PHARMACEUTICALS

[1] diMichele, et al, *J. Neuro Neurosurg Psychiatry*, 2003
*Failure of two prior antiseizure medications with ongoing, frequent seizures.

©2021 Marinus Pharmaceuticals. All Rights Reserved
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Ganaxolone in TSC: Phase 2 Design

CALM STUDY

PART A			PART B
Baseline (4 Weeks)	GNX Titration (4 Weeks)	GNX Maintenance (8 Weeks)	Open-Label Extension (OLE) (24 Weeks) * Available to patients that respond to GNX as defined per protocol
BASELINE PERIOD	TREATMENT PERIOD		OLE PERIOD

Screening Visit — *Baseline Treatment Visit* — *2-week taper upon GNX discontinuation (if not continuing to Part B)*

Key Eligibility

- TSC diagnosis
- ≥ 8 countable/witnessed TSC-associated seizures during baseline with at least 1 primary endpoint seizure occurring in at least 3 of the 4 weeks of baseline

Primary Endpoint

- % change in 28-day TSC-associated seizure frequency through the end of 12-week treatment period relative to 4-week baseline period

TSC-associated seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countablez

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21

©2021 Marinus Pharmaceuticals. All Rights Reserved I Percent Reduction in TSC - associated Seizure Frequency -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 P e r c e n t r e d u c t i o n i n T S C - a s s o c i a t e d s e i z u r e f r e q u e n c y =median 16.6% -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency median ± 95%CI 16.6% 47.6% Ph2 Topline (n=23) Ph2 Interim* (n=12) *preliminary internal analysis as of Feb2021 in patients with at least 4 weeks of data 22

©2021 Marinus Pharmaceuticals. All Rights Reserved I Phase 2 Secondary and Exploratory Analyses Proportion of patients with a ≥50% reduction in TSC - associated seizure frequency Percent reduction on focal seizures * Secondary endpoint * Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 P e r c e n t o f p a t i e n t s Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 P e r c e n t r e d u c t i o n i n f o c a l s e i z u r e f r e q u e n c y ( m e d i a n ) 23

©2021 Marinus Pharmaceuticals. All Rights Reserved I TSC Phase 2 Safety & Tolerability Ganaxolone was generally well - tolerated with somnolence reported as the most common adverse event consistent with previous studies • Four patients (17.4%) discontinued due to adverse events PREFERRED TERM Ganaxolone (n=23) Any TEAE, n (%) 20 (87.0) Somnolence 10 (43.5) Sedation 3 (13.0) Fatigue 3 (13.0) TEAE’s reported in >10% of patients TREATMENT - EMERGENT ADVERSE EVENTS PREFERRED TERM Ganaxolone (n=23) Any Serious TEAE, n (%) 4 (17.4) Seizure * 1 (4.3) Thalamic infarction § † 1 (4.3) Aspiration § 1 (4.3) Angioedema § 1 (4.3) * Assessed by PI as treatment related SERIOUS ADVERSE EVENTS † Occurred in extension phase of study § Assessed by PI as not treatment related 24

©2021 Marinus Pharmaceuticals. All Rights Reserved I Association Between Early Tolerability and Efficacy Non - somnolence - related - AE patients experienced directionally better seizure reductions… Responders had fewer dose adjustments… Responders Non - responders *includes 7 patients with ≥ 45% reduction in TSC - associated seizure frequency * No (n=6) Yes (n=17) 0 5 10 15 20 25 30 Somnolence-related AE P e r c e n t r e d u c t i o n i n T S C - a s s o c i a t e d s e i z u r e f r e q u e n c y ( m e d i a n ) 25

©2021 Marinus Pharmaceuticals. All Rights Reserved I Concomitant Epidiolex ® Use Appear to be Linked to Greater Somnolence and Early Elevation of Ganaxolone Blood Levels Epidiolex ® is a registered trademark of GW RESEARCH LIMITED. r s = 0.700 p = 0.016 Spearman’s Correlation *PK samples obtained at variable times post last dose providing approximate mean GNX exposure estimates All patients on Epidiolex ® experienced somnolence - related AE’s Somnolence - related AE (SRAE): somnolence, sedation, fatigue, lethargy Strong correlation between Epidiolex ® dose and GNX plasma concentration* Rapid elevation of GNX levels with concomitant Epidiolex ® (Estimated PK Outcome) 0 1 2 3 4 0 50 100 150 200 250 300 Time (weeks) E s t i m a t e d G N X L e v e l ( n g / m L ) Non-Epidiolex® Epidiolex® 0 5 101520253035404550 0 50 100 150 200 250 300 350 Approx. Epidiolex® Maintenance Dose (mg/kg/day) M e a n P l a s m a G N X C o n c e n t r a t i o n ( n g / m L ) 26

©2021 Marinus Pharmaceuticals. All Rights Reserved I 0 7 14 21 28 0 20 40 60 80 100 Time (days) A p p r o x . % M a x G N X D o s e ( b a s e d o n ' e x i s t i n g t i t r a t i o n ' ) Existing Titration TSC Ph3: Non- & Low-Dose Epidiolex® TSC Ph3: Remaining patients on Epidiolex® Phase 3 Protocol Refinements Aim to improve tolerability and efficacy by adjusting titration schedule and dosing in select patients Epidiolex ® is a registered trademark of GW RESEARCH LIMITED. Slower titration initially to optimize tolerability Additional adjustments to titration and lower maximum daily dose based on concomitant Epidiolex ® Use Target dose: 42mg/kg daily (1200mg) vs. 63mg/kg daily (1800mg) 27

©2021 Marinus Pharmaceuticals. All Rights Reserved I Additional Phase 3 Protocol Refinements Informed by Phase 2 ► Partner more closely with the Epilepsy Study Consortium • Clarifying definitions of countable primary endpoint seizures • Incorporating relevant clinical and diagnostic test data are considered in seizure classifications ► Develop educational resources to support the consistency and reliability of seizure counting • Video examples of seizure types • Share best practices from site - to - site ► Seizure diary • Implement an improved electronic diary system with real - time alerts for missed entries, eliminating the need for paper diary backups • Improved patient convenience 28

Phase 3 Study Overview

TrustTSC



Eligible Patients with TSC
R 1:1
Ganaxolone
Primary Endpoint Analysis
Placebo
Open-Label Ganaxolone
Baseline
(4 weeks)
Titration
(28 days)
Maintenance
(12 weeks)
Double-blind Phase

- **Enrollment:** ~162 patients, 60 U.S and western Europe total sites (targeting EU enrollment ~25% of study)
- **Primary Endpoint:** Percent change in TSC-associated seizure frequency
- **Key Secondary Endpoints:** Percent change in TSC-associated seizure frequency during maintenance period, 50% responder rate, and CGI
- **Planned enrollment initiation:** Q1 2022
  - As a result of recent Phase 3 protocol amendment
- Should ganaxolone be approved in CDD, FDA has indicated a single pivotal TSC Phase 3 trial could be sufficient for approval

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 29

Second Generation Product Development

©2021 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Formulation Improved bioavailability Reduced variability Ability to dose titrate Improved patient convenience • First candidate in clinic Q1 2022 • Second candidate in clinic by mid - 2022 • Selection of prodrug candidate by mid - 2022 • Sustained release formulation development to begin 2022 Strategic Objectives Expected Next Steps 31

©2021 Marinus Pharmaceuticals. All Rights Reserved I Rationale and Objectives for Second Generation Formulation Superior Efficacy – Achieve target blood levels to drive better clinical response Improved Safety Profile - Smoother PK to mitigate somnolence levels Reduced Dosing Frequency – More sustained serum levels to reduce dosing frequency Lowered COGS – Better absorption to reduce API requirements per dose Enhanced IP Protection – New IP associated with second generation formulation Expanded Indications – Improved PK could address new areas of unmet need A GNX reformulation that increases bioavailability and improves PK profile may create substantial opportunities in several areas 32

©2021 Marinus Pharmaceuticals. All Rights Reserved I Drug Exposure is Critical in Treatment of Chronic Epilepsies Age Group AUC 24 (ng* hr /mL) C min (ng/mL) C max (ng/mL) 2 to <6 years 3903 85 247 6 to <12 years 3998 84 269 12 to <18 yrs 4106 84 293 ≥18 years 4100 84 292 Abbreviations: AUC 24 =24 - hour area under the ganaxolone plasma concentration time curve; C max =maximum ganaxolone plasma concentration; C min =minimum ganaxolone plasma concentration. Marigold Trial PK Adults Focal Onset Phase 3 Trial vs. Phase 1 PK Lower levels than predicted from Ph1 C min ~ 40 - 45 ng/mL C min ~ 85 ng/mL Adult focal onset program was discontinued as noted in the 10 - Q 33

©2021 Marinus Pharmaceuticals. All Rights Reserved I Average Ganaxolone Levels Correlate with Seizure Reduction • Logarithms of plasma GNX level and percentage change in major motor seizure frequency were negatively correlated • Patients in the Medium and High GNX level groups had an average GNX concentration of 120 ng/mL and a median 38.5% reduction in seizure frequency • Incidence of CNS - related adverse events was similar across GNX dose level groups Log e percentage change in major motor seizure frequency was calculated as log e (percentage change + 100) 3.0 3.5 4.0 4.5 5.0 5.5 6.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Loge GNX Level (ng/mL) L o g e P e r c e n t C h a n g e M a j o r M o t o r S e i z u r e F r e q u e n c y E q u i v a l e n t % C h a n g e i n M a j o r M o t o r S e i z u r e F r e q u e n c y r = -0.512 p = 0.001 *Pearson correlation * 145 48.4 -10.0 -45.4 -66.9 -79.9 -87.8 Equivalent GNX Level (ng/mL) 20.1 33.1 54.6 90.0 148 245 403 Low (40 ng/mL*) Medium (70 ng/mL*) High (170 ng/mL*) -100 -75 -50 -25 0 25 50 75 100 P e r c e n t C h a n g e i n M a j o r M o t o r S e i z u r e F r e q u e n c y **p = 0.01 *mean GNX level within Group **Kruskal-Wallis Test n=13 n=13 n=12 Goal of reformulation is to drive consistent plasma GNX levels to the mid - and upper - end of the target range 34

©2021 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Formulation Target PK Parameters • Increase absorption to achieve target exposure (AUC) • Increase the proportion of time plasma concentration exceeds the nominal minimally effective concentration (MEC) • Avoid significant increase in somnolence - associated peak concentration ( C max ) Current Target Illustrative PK profiles. Prolonged duration of action 35

©2021 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Formulation Development Approach Reformulation Strategy: Key Progress: ► 5 shortlisted candidate formulations under CMC and preclinical evaluation • 2 candidates selected for clinical and regulatory development • Additional back - up candidates selected for IND - enabling preclinical and CMC work ► Expanding resources for clinical and regulatory development ► Technical and manufacturing targets defined; sourcing strategy in place for development ► Key commercial considerations identified to support potential indication expansion and rollout Select from a broad range of technologies and sources (>20) Advance multiple candidates into Phase 1 to maintain multiple shots on goal Evaluate a shortlist of candidates through CMC and preclinical evaluation 36

©2021 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Candidate Promises Enhanced Exposure ► In one of the shortlisted formulations: • Single dose administration in rats delivered 6 - 10 - fold increase in Cmax and 2 - 5 - fold increase in AUC ► Species is a model very translatable to human dosing in our experience with GNX 0 2 4 6 8 0 200 400 600 800 Ti m e ( h r s ) n g / m l GNX - NF - excipient2 20 mg/kg GNX - NF - excipient1 - 20mg/kg GNX current Suspension 20 mg/kg 37

©2021 Marinus Pharmaceuticals. All Rights Reserved I ► Clinical development plan will be designed to: • Quickly evaluate multiple candidates for the key PK parameters • Be opportunistic about early entry to Phase 2 (likely LGS), or to deepen PK insights for a potentially rapid move to a pivotal trial • Balance clinical progress with formulation optimization opportunity Development Options for Second Generation in New Indication 38 Phase 3 LGS (2 dose(s) vs placebo) First In Human Study Additional Phase 1 Phase 3 LGS (1 dose vs placebo) Ph2 LGS Key target PK; rapid go/no - go Dose exploration opportunity Several possible Phase 3 or Phase 2/3. The range of design options will be refined at each stage of development PK insights for early pivotal trial start Seamless/adaptive Ph 2 - 3 design Multiple FIM candidates Formulation Optimization Pivotal trial options

©2021 Marinus Pharmaceuticals. All Rights Reserved I Prodrug Development Approach Opportunity Improve Product Profile Applicability to Both Oral and IV New Composition of Matter IP Protection Flexibility for IV Franchise Challenge No ganaxolone prodrugs have been developed and conventional approaches have not been successful Progress Multiple prodrug candidates in development Lead candidate(s) to be selected for IND enabling work 1H 2022 39

Acute Seizure Disorders Intravenous (IV) Ganaxolone Franchise

©2021 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus

©2021 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus (SE): Definition and Epidemiology Background ► Prolonged continuous or near - continuous seizures ► Heterogeneous patient population with etiologies that include brain tumors, stroke, encephalitis, drug or alcohol withdrawal or overdose ► Pre - existing epilepsy in less than half of SE cases ► Status epilepticus can result in permanent neuronal damage and contribute to high morbidity and mortality ► Becomes more treatment refractory with progression SE is the second most common neurologic emergency in the U.S. 1 150,000 cases per year 2 1. Anaethesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus 2. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316 - 325 42

©2021 Marinus Pharmaceuticals. All Rights Reserved I Strategic Approach to SE Clinical Development Benzodiazepine Administered (Medically induced Coma) Established Status Epilepticus (ESE) IV AEDs (antiepileptic drugs) IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 2nd Line 3rd Line Status Epilepticus 43 Convulsive SE (45% of total SE population) 1 Non - Convulsive SE/ Focal SE (55% of total SE population) 1 1. Leitinger M 2019 Epilepsia

Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment


Presynaptic terminal
GABA
Synaptic GABA receptors
Postsynaptic membrane

Ganaxolone activates the extrasynaptic $GABA_A$ receptor, is associated with high brain concentrations, and delivers a rapid onset of action. Mechanism of action has not been fully elucidated.


GABA
Postsynaptic membrane
Positive Allosteric Modulation

Experimental PK – plasma and brain[1]


Brain ganaxolone
Plasma ganaxolone
Concentration (ng/ml or ng/g)
Time (min)

Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice

Human PK[2]

Following 30 mg ganaxolone bolus (over 5 minutes):

C_{max} 1,240 ng/mL
T_{max} 0.08 hrs

Human PD – EEG changes[2]


BIS
PBO, 2-min Slow Bolus (n=2)
10 mg, 5-min Slow Bolus (n=3)
20 mg, 2-min Slow Bolus (n=6)
30 mg, 5-min Slow Bolus (n=3)
2-min bolus (PBO and 20-mg groups)
5-min bolus (10- and 30-mg groups)
Time (min)

EEG bispectral index in healthy volunteers following IV ganaxolone

1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment-resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7.
2. Data on file, Marinus Pharmaceuticals, Inc.

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 44

Phase 2 Refractory Status Epilepticus Trial Design

SE Patients

Diagnosis of convulsive or non-convulsive SE

Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

Screening → Treatment Period → Post-treatment Follow-up

Treatment Period		
Loading Dose	Maintenance	Taper
Bolus plus continuous infusion	2-4 day infusion	18-hour taper

Cohort	Dose of GNX/day	N
Low	500mg/day	5
Medium	650mg/day	4
High	713mg/day	8

Post-treatment Follow-up	
24 hour	Weeks 2, 3, 4

Goals of a new treatment

Rapid cessation

Maintenance of seizure control

Prevent progression to IV anesthetics

Limitations of current treatments

1st line Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects

2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE

3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care

Endpoints

Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation

Secondary: Additional efficacy, safety and tolerability

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©2021 Marinus Pharmaceuticals. All Rights Reserved | 45

©2021 Marinus Pharmaceuticals. All Rights Reserved I 46 Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status - free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4 - wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Data presented at AES 2019 AEDs – antiepileptic drugs

PK/PD Relationship and Rationale for Target Dose

Modeled PK Curves for All Dose Groups



GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Low
500mg/day
Medium
650mg/day
High
713mg/day

High Dose Achieves Target Range ≥ 500 ng/mL for ~8 hours

Seizure Burden Reduction Occurred Rapidly in All Dose Groups



Low
500mg/day
Medium
650mg/day
High
713mg/day
% Change in EEG Seizure Burden
(seizure time / total time period)
0
-20
-40
-60
-80
-100
"Medium" dose < 500 ng/mL
"Low" dose < 500 ng/mL
"High" dose < 500 ng/mL
-1
0
1
2
4
6
8
10
12
14
GNX initiation
Time (hrs)
= Time point of seizure recurrence when GNX dosing targets were < 500 ng/mL

Only **High Dose** Provided Sustained Reduction (>80%) Throughout Entire Analysis Window

Data presented at AES 2019
PK: Pharmacokinetics / PD: Pharmadynamic

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47

©2021 Marinus Pharmaceuticals. All Rights Reserved I 48 IV Ganaxolone Safety Summary Intubation: 9 patients were not intubated upon enrollment. Of these, 6 remained intubation - free during the entire ganaxolone treatment period Data presented at AES 2019 AE: adverse event / SAE: serious adverse event 10 SAEs in 6 patients (also included in AEs) 2 related in 2 patients • 2 severe sedation 8 non - related in 4 patients • 1 Death due to withdrawal of life support - 1 Respiratory depression • 1 Bowel perforation (fatal) • 1 Sepsis (fatal) • 1 Fall - 1 Loss of consciousness - 1 Pneumothorax - 1 Multiple fracture 13 related in 7 patients • 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) • 5 moderate (4 somnolence; 1 hypercarbia) • 2 severe (2 sedation) 37 not - related in 12 patients • 20 mild • 8 moderate (2 pain; 2 pneumonia, 2 dysphagia, • 1 delirium, 1 hypertension) • 9 severe (respiratory depression, death due to withdrawal of support, sepsis, embolic stroke, perforated bowel, fall, loss of consciousness, multiple fractures, pneumothorax) 50 AEs in 16 patients

U.S. RSE Phase 3 RAISE Trial Design

raise

Trial design	• Randomized, placebo-controlled trial
Target patient population	• Status epilepticus patients (n=124) who have failed benzodiazepines and ≥ 2 IV AEDs
Dosing	• 36-hour infusion followed by a 12-hour taper (48-hour treatment) • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours
Co-primary endpoints	• Proportion of participants with SE cessation within 30 minutes of trial drug initiation without medications for the acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following trial drug initiation
Secondary endpoints	• No progression to IV anesthesia for 24 hours off trial drug (i.e., 72 hours) • Time to SE cessation • Healthcare utilization metrics (eg, length of stay, # of days in the ICU) • Functional outcomes • Safety measures



Treatment Period
Follow-up Period
Daily
Hours 0 -24
Day 2
Hours 24-48
Hours 36-48 (taper)
Daily
48-120 hours
Weeks
1,2,3 & 4
SCREENING
Bolus dose
Continuous Infusion
Taper
Treatment is planned to be 2 days (including a 12-hour taper)
Dose Initiation
(Time 0)

MARINUS PHARMACEUTICALS

Ganaxolone development for RSE is being funded, in part, by the Biomedical Advanced Research and Development Authority (BARDA), part of the Office of the Assistant Secretary for Preparedness and Response at the U.S. Department of Health and Human Services, under contract number 75A50120C00159.

©2021 Marinus Pharmaceuticals. All Rights Reserved | 49

©2021 Marinus Pharmaceuticals. All Rights Reserved I RAISE Site Locations (As of November 5) Current & Anticipated High Enrollers Activated: • Brigham and Women's Hospital • Carle Foundation Hospital • Washington University School of Medicine • Oregon Health and Science University • Rancho Research Institute • Massachusetts General Hospital • Mayo Clinic Sites • Yale University School of Medicine • Columbia University Medical Center • Boston Medical Center • Cleveland Clinic 47 Activated Sites 50

©2021 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus Development Plan

Expanding the Ganaxolone Opportunity in Status Epilepticus

RAISE Trial

Refractory Status Epilepticus
- 35,000 U.S. RSE patients per year[1,3]
- ~1/3 of RSE patients progress to SRSE[4]
- High unmet clinical need and healthcare cost burden

RAISE II Trial

Refractory Status Epilepticus
- Adjunctive therapy with standard of care AEDs
- Initiate trial drug after failure of one rather than two second line AEDs
- Endpoint modified to align with standard of care in Europe

RESET Trial

Established Status Epilepticus
- Access broader patient population earlier in continuum
- 75,000 ESE patients per year (~2x RSE population) [1,2]
- Study in ER setting in patients with convulsive SE who failed benzodiazepines

Pediatrics
- Targeting patients below 12 years old
- ~15% of total SE population[5]
- Clinical goal to resolve seizures in young population as quickly as possible to avoid long term impacts

Phase 4 program to further explore impacts of SE and inform appropriate clinical use

MARINUS PHARMACEUTICALS

[1]DeLorenzo RJ et al. J Clin Neurophysiol. 1995; 12: 316-325
[2]Kapur et al. N Engl J Med 2019;381:2103-13
[3]Rossetti and Lowenstein. Lancet Neurol. 2011 Oct; 10(10): 922–930
[4]Delaj L et al. Acta Neurol Scand. 2017 Jan;135(1):92-99
[5]15% Sanchez and Rincon. J Clin Med. 2016 Aug; 5(8): 71

©2021 Marinus Pharmaceuticals. All Rights Reserved | 52

Strategic Approach to SE Clinical Development

Potential to leverage future RSE hospital sales force to address > 3x patient population in ESE & SRSE



Status Epilepticus
Established Status Epilepticus (ESE)
Refractory Status Epilepticus (RSE)
(Medically induced Coma)
Super Refractory Status Epilepticus (SRSE)
1st Line
75,000 Pts/Year[2]
2nd Line
35,000 Pts/Year[3]
3rd Line
10,000 Pts/Year[3]
Benzodiazepine Administered
150,000 Pts/Year[1]
IV AEDs (antiepileptic drugs)
IV Anesthetics

1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. *Epidemiology of status epilepticus.* J Clin Neurophysiol. 1995; 12: 316-325
2. Kapur et al. *Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med* 2019;381:2103-13.
3. Rossetti and Lowenstein. Management of refractory status epilepticus in adults Lancet Neurol. 2011 Oct; 10(10): 922–930

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©2021 Marinus Pharmaceuticals. All Rights Reserved I 54 Emergency Room ICU Tertiary Center ICU Treatment of Refractory Status Epilepticus: RAISE vs. RAISE II RAISE Trial: Failure of benzodiazepines and two or more second line AEDs RAISE II Trial: • Failure of benzodiazepines and initial second line AEDs • Ganaxolone to be initiated earlier in the course of RSE

©2021 Marinus Pharmaceuticals. All Rights Reserved I Trial Goals: • Support potential European approval in RSE • Potential indication expansion opportunity (relative to the RAISE trial population) Proposed Phase 3 Trial in Refractory SE (RAISE II) TRIAL ATTRIBUTES Trial Population Failure of benzodiazepines and at least two IV AED’s (RSE) (n=124) Failure of benzodiazepines and at least one IV AED’s (RSE) (n=70) Comparator Ganaxolone vs. Placebo in patients receiving background standard of care Ganaxolone vs. Placebo with concurrent IV AED initiation Primary Endpoint Co - primary endpoints : (1)SE cessation within 30 min (2) no escalation to IV anesthesia within 36 hrs Responder analysis: SE cessation within 30 min and no escalation of care within 36 hrs Geographic Location US only EU/UK/US 55

©2021 Marinus Pharmaceuticals. All Rights Reserved I RESET: Phase 2 Trial in Established Status Epilepticus 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13. Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • FDA has indicated alignment on overall study design • Exception From Informed Consent community engagement planning underway • Planned start in 1H 2022 56 Emergency Room ICU Tertiary Center ICU

RESET Trial in Established Status Epilepticus


RESET
DOSE OPTIMIZATION PHASE
Convulsive SE (N=40)
Fail BZD
GNX Bolus
IV GNX infusion 1
SOC IV AED
YES
Seizures
NO
GNX Bolus
IV GNX infusion 2
YES
Seizures
NO
GNX Bolus
IV GNX infusion 3
YES
Seizures
NO
SOC
Screening
Enrollment
Treatment Phase
<30 min
After each 5-subject cohort, will evaluate:
Bolus – safety (sedation) / efficacy within 30 min
Infusion – safety (sedation) / efficacy during GNX infusion
Duration – efficacy after infusion has been completed
DOUBLE-BLIND PHASE
Convulsive SE (N=80)
Fail BZD
1:1
GNX Bolus
IV GNX
Placebo
SOC IV AED
PBO Bolus
Screening
Double-blind Phase
<30 min

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Building Commercial Infrastructure for Future IV Launches

©2021 Marinus Pharmaceuticals. All Rights Reserved I The Phase 3 study of GNX in refractory SE aims to demonstrate rapid onset of action capable of preventing escalation of treatment to IV anesthesia Treatment of refractory SE with IV anesthetics has been reported to lead to increased length of hospital admission and risk of infections, new disability, and death 1 - 3 Previous studies aimed at quantifying burden of disease by derivation of SE subtypes (e.g., ESE, RSE, SRSE) using algorithms based on diagnosis and procedural codes 4,5 Defining the Economic Burden in Status Epilepticus 1 Sutter R et al. 2014 Neurology 2 Hawkes MA et al. 2019 Crit. Care Med. 3 Marchi NA et al. 2015 Crit. Care Med. 4 Strzelczyk A et al. 2017 Epilepsia 5 Sanchez Fernandez I et al. 2019 Seizure - Eur. J. Epilep. $ $ There is a need to understand cost of admission and clinical outcomes based on treatment progression which better aligns with clinical terminology 59

©2021 Marinus Pharmaceuticals. All Rights Reserved I Treatments that prevent progression to SRSE with its associated complications may reduce length of stay and hospital costs Clinical and Healthcare Costs Associated with RSE GNX may offer the potential to reduce hospital costs and length of stay Utilization and Cost Outcomes Metric Cohort 1 (≤ 1 IV AED) Cohort 2 (> 1 IV AED) Cohort 3 (≥ 1 IV anesthetic) All Unique RSE patient encounter, N (%) 14,694 (33.4) 10,140 (23.1) 19,154 (43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean* 4.7 7.2 12.0 8.4 Median* 3 4 8 5 ICU LOS (for ICU patients only) Mean* 2.7 3.1 6.6 5.4 Median* 2 2 4 3 Total hospital cost* ($USD) Mean* $11,532 $18,328 $41,858 $26,304 Median* $6,812 $10,592 $24,105 $13,201 * Indicates p<0.05 across all pairwise comparisons Source: Guteran EL 2021 JAMA Neurol. 60

IV Status Epilepticus: 2023 Expansion and Key Assumptions

Proposed Hospital Focused Sales Force

- Hospital promotion warrants a separate and district field sales team
- ~75-100 Hospital Account Representatives
- ~10 Hospital Reimbursement National Account Directors

Initial Analog/Overlapping Analysis

- ✓ Reviewed status epilepticus claims
- ✓ 24-hour EEG monitoring
- ✓ Tertiary and quaternary care centers

800 - 1,000 targeted accounts for launch



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©2021 Marinus Pharmaceuticals. All Rights Reserved | 61

©2021 Marinus Pharmaceuticals. All Rights Reserved I Differentiated Market Access Strategy to Ensure Success for IV Ganaxolone Formulation • U.S./EU Pricing research initiated and ongoing • Determining New Technology Add - on Payment (NTAP) timing • Evaluating DRGs and other hospital payment systems Pricing & Reimbursement • Aligning on distribution pathway • Building plan for RSE and evaluating impact of ESE expansion Delivery & Patient Access • Assessing current treatment protocols • Evaluating burden of illness and hospital impact to expand & include cost avoidance metric Value Proposition & Health Economic Messaging • Considering impact of hospital networks to payer t eam • Ongoing assessment of potential hospital target segmentation underway Customer Engagement (DRG), diagnosis - related group reimbursement 62

Financial Update

©2021 Marinus Pharmaceuticals. All Rights Reserved I Financial Overview: Q3 2021 Analyst Coverage*: • Cantor Fitzgerald: Alethia Young • Cowen: Joseph Thome , Ph.D. • H.C. Wainwright & Co: Douglas Tsao • Jefferies: Andrew Tsai • JMP Securities: Jason N. Butler, Ph.D. • Ladenburg Thalmann : Michael Higgins • Leerink: Marc Goodman • Oppenheimer: Jay Olson • RW Baird: Brian Skorney • Truist : Joon Lee, M.D., Ph.D. * Note: Opinions, estimates, and forecasts of the individual analysts regarding Marinus do not represent opinions, estimates, and forecasts of Marinus. The listing above does not imply endorsement or concurrent with their information, conclusions, or recommendations. Investor Relations – Nasdaq: MRNS 2021 Guidance • BARDA Revenues • FY 2021 projected to be between $6 - $8 million • Operating Expenses • FY 2021 GAAP operating expenses (G&A and R&D) of between $111 - $116 million • Total includes approximately $14 million of non - cash stock - based compensation Financial Summary (at September 30, 2021): • $145.1 million in cash and cash equivalents • $45 million in debt • 36.8 million shares outstanding; 42.3 million shares outstanding on a fully dilutive basis 64

©2021 Marinus Pharmaceuticals. All Rights Reserved I Completed Sept. 2021 Completed July 2021 Liquidity Overview 1 All values shown are expected gross transactional proceeds 2 Upfront funds received, but subject to certain recoupment provisions associated with additional pre - clinical testing 3 2021 transactions in the $100 - 105 million range (Albireo Sep . 2021 $105 million, Prometic Aug. 2021 $105 million, Sarepta Apr. 2021 $102 million, Rhythm Jan. 2021 $100 million) 4 Eligibility for PRV based on Rare Pediatric Disease (RPD) designation for CDD Financial Summary as of September 30, 2021: • $145.1 million in cash and cash equivalents • $45 million in debt; interest - only through May 2024, due 2026 Q2 2021 $30 million 2 EU partnership upfront (Orion Corporation ) $30 million Oaktree Capital credit funding upon FDA acceptance of NDA $30 million Oaktree Capital credit funding available upon FDA approval Monetization of PRV 3,4 Based on potential for PRV to be awarded upon FDA approval PDUFA action date March 2022 Anticipated Liquidity Events 1 : Q2 2022 65

Orion Collaboration: Well-Aligned for EU Commercialization

Marinus received **€25 million (~$30 million[1])** as upfront fee and is eligible to receive up to **€97 million (~$115 million[1])** in R&D reimbursement, development and commercialization milestone payments, as well as **tiered double-digit royalties on net sales** in the European Economic Area, UK & Switzerland

Long established reputation in EU and partner of choice

- Established 1917; >$1billion revenue; > 3,000 employees
- Solid partnership and collaboration approach across alliance base

Broad EU commercial coverage; strong KOL & advocacy relationships

- Commercial presence in 28 European and CIS countries; 700 field sales professionals
- Active collaboration with epilepsy KOLs and patient organizations

Experience in orphan product commercialization and pricing & market access

- Commercial lead with orphan drug experience, formerly at BioMarin, Spark, GSK, Pfizer, and Merck
- Pricing and market access expertise; P&R submission and negotiation experience across 28 countries

Aligned portfolio and expertise with GNX commercial opportunities

- Existing epilepsy portfolio, including levetaracitam, topiramate, valproate, and oxcarbazepine
- Expertise in hospital acute care with Precedex and Dexdor (dexmedetomidine) for ICU sedation and Simdax (levosimendan) for acute decompensated heart failure

[1] Euro to USD conversion rate of $1.187 per €1 (rate as of contract signing July 30, 2021)

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 66

©2021 Marinus Pharmaceuticals. All Rights Reserved I Credit Financing Overview Credit financing agreement with Oaktree Capital Management , a leader among investment managers specializing in alternative investments Financing has potential to provide incremental cash of up to $125 million total through 2023* ( gross proceeds before fees) $75 million available to be drawn through 2H 2022 based on anticipated regulatory milestones associated with the CDKL5 deficiency disorder indication; $45 million drawn as of 9/30/2021 Marinus has option to draw the final $50 million based on additional ganaxolone milestones* Transaction proceeds enable continued investment in commercialization, R&D, and manufacturing scale up Monetization of the anticipated Priority Review Voucher is permitted and Marinus maintains ability to execute a U.S. synthetic royalty monetization deal *Availability subject to meeting of certain regulatory, clinical, financing, and revenue thresholds Morgan Stanley & Co. LLC acted as lead placement agent and H. C. Wainwright & Co. acted as co - placement agent on the transaction The loan will mature in May 2026 and includes an interest only period for the initial three years of the agreement 67

Intellectual Property

Multiple Layers Of Potential Protection

Patents/ Patent Applications / Orphan Drug Designations		Expiration Date
Status Epilepticus		
Formulation	Licensed Captisol® patents	Through 2033
	Applications pending on IV formulation	2036
Method of Use	Applications pending on potential dosing regimens for SRSE and ESE	2040
	U.S. patent granted on clinical regimen, applications pending in other jurisdictions	2041/2042
CDKL5 Deficiency Disorder		
Formulation	Patents granted in U.S. and Europe (oral suspension)	2031 (if PTE granted)
Method of Use	Patents granted in U.S. and Europe (oral suspension)	2031 (if PTE granted)
	Application pending on potential dosing regimen	2040/2042
Tuberous Sclerosis Complex		
Formulation	Patents granted in U.S. and Europe (oral suspension)	2031 (if PTE granted)
Method of Use	Application pending on potential dosing regimen	2040/2042
Second Generation Ganaxolone		
Formulation	Application pending on potential second generation formulations	2042

MARINUS PHARMACEUTICALS

Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in U.S. and EU, respectively.
Orphan drug designation for SE provides 7 years regulatory exclusivity in U.S.

All Rights Reserved | 69

Appendix

CDKL5 Deficiency Disorder & Tuberous Sclerosis Complex Oral Suspension

©2021 Marinus Pharmaceuticals. All Rights Reserved I 72 Subject Baseline Demographics & Country Enrollment in Marigold Study (CDD) Demographic Placebo (n=51) Ganaxolone (n=50) Total (n=101) Age, median 7.0 5.0 6.0 Gender, n (%) Male 10 (19.6) 11 (22.0) 21 (20.8) Female 41 (80.4) 39 (78.0) 80 (79.2) Ethnicity, n (%) Hispanic or Latino 6 (11.8) 4 (8.0) 10 (9.9) Not - Hispanic or Latino 43 (84.3) 44 (88.0) 87 (86.1) Unknown 1 (2.0) 1 (2.0) 2 (2.0) Not reported 1 (2.0) 1 (2.0) 2 (2.0) Race, n (%) White 47 (92.2) 46 (92.0) 93 (92.1) Asian 3 (5.9) 2 (4.0) 5 (5.0) Other 1 (2.0) 2 (4.0) 3 (3.0) US IT RU UK PL FR AU IL 42 15 14 10 7 6 6 1

©2021 Marinus Pharmaceuticals. All Rights Reserved I 73 TSC Phase 2 Comparison to Marigold Study (CDD Phase 3) *Double - blind ganaxolone subjects *

©2021 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus Intravenous Ganaxolone

©2021 Marinus Pharmaceuticals. All Rights Reserved I 75 Patient Demographics of Phase 2 RSE Trial 8 males, 9 females Mean age: 57 years old (range: 23 - 88) 5 (29%) CSE, 11 (65%) NCSE, 1 (6%) CSE→NCSE 7 (41%) yes, 10 (59%) no 17 patients enrolled Types of SE History of Epilepsy Mean # of failed 2nd - line IV AEDs • 2.1 (range: 1 - 4), all failed LEV or LAC • 14/17 patients failed two or more 2nd - line AEDs • All prior AEDs were administered within recommended dosing guidelines Mean # of failed first - and - second line IV AEDs (including benzodiazepines) 2.9 (range: 2 - 5) 7 v ascular 4 Tumor 2 Autoimmune 2 Drug overdo se 2 Unknown Etiologies

Details on Baseline Patient Characteristics for Phase 2 RSE Trial

Patient	Dosing Cohort	Etiology	History of Epilepsy	Type of SE	Failed Antiseizure Medications Prior to GNX*	Dose of Last IV AED Administered Prior to GNX (Recommended Dose)
1	Low	Vascular	No	NCSE	**LAC**, LEV	200mg (200-600mg)
2	Low	Unknown	Yes	NCSE	fPHT, **LEV**	1,000mg (1000-3000mg)
3	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
4	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
5	Low	Tumor	No	CSE	LOR, LAC, **LEV**	2,000mg (1000-3000mg)
6	Medium	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
7	Medium	Drug Overdose / Withdrawal	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
8	Medium	Unknown	Yes	CSE → NCSE	LOR, LAC, **LEV**	1,000mg (1000-3000mg)
9	Medium	Tumor	Yes	NCSE	LAC, LEV, **PHT**	200mg (100mg)
10	Target	Vascular	Yes	CSE	LOR, **LAC**, VPA	400mg (200-600mg)
11	Target	Drug Overdose / Withdrawl	No	CSE	LOR, **LAC**, LEV	400mg (200-600mg)
12	Target	Tumor	Yes	NCSE	LOR, LEV, **VPA**	700mg (1000-3000mg)
13	Target	Autoimmune	No	NCSE	LOR, **LEV**	1,000mg (1000-3000mg)
14	Target	Vascular	No	NCSE	LOR, **LAC**, LEV, PHT	200mg (200-600mg)
15	Target	Vascular	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
16	Target	Tumor	No	NCSE	LOR, **LAC**, LEV	400mg (200-600mg)
17	Target	Autoimmune	No	NCSE	LOR, fPHT, **LAC**, LEV, VPA	200mg (200-600mg)

NCSE: Non-convulsive status epilepticus

CSE: Convulsive status epilepticus

LAC: Lacosamide

LEV: Levetiracetam

LOR: Lorazepam

PHT: Phenytoin

fPHT: Fosphenytoin

VPA: Valproic Acid

*Bolded, underlined **IV AED's** were the last ones administered prior to GNX

MARINUS PHARMACEUTICALS

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©2021 Marinus Pharmaceuticals. All Rights Reserved I RAISE Trial Sites Standard of Care Progression to IV Anesthesia ► Surveyed PI’s at selected RAISE Trial sites to learn more about their standard of care natural history progression to IV anesthesia following the failure of one versus more than one 2nd - line IV AEDs Trial population Of those that escalate to 3 rd - line IV anesthesia, they do so in ~2.5 hours following failure of the second 2 nd - line IV AED Clear unmet medical need in patients that fail two or more 2 nd line IV AEDs Guides site selection and approximates placebo response for escalation to IV anesthesia co - primary Patients with non - convulsive status epilepticus (NCSE) median 1 2 0 20 40 60 80 100 # of failed 2 nd -line IV AEDs % o f P a t i e n t s P r o g r e s s i n g t o 3 r d - l i n e I V a n e s t h e t i c s median + 95% CI 77

©2021 Marinus Pharmaceuticals. All Rights Reserved I 78 BARDA Contract – Refractory Status Epilepticus Key Contract Parameters ► Biomedical Advanced Research and Development Authority (BARDA) to contribute $21 million in base contract to support the Phase 3 RAISE clinical trial in RSE and preclinical studies of ganaxolone in nerve agent exposure animal models. ► BARDA may contribute up to an additional $30 million in support of manufacturing, supply chain, clinical, regulatory and toxicology activities based on favorable clinical and pre - clinical outcomes. ► Total contract value = $84 million; $51 million BARDA / $33 million Marinus - if all options are undertaken. ► On successful development, BARDA and Marinus may negotiate for a supply of ganaxolone for a potential response to nerve gas exposure threats.